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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-58886 and No. 333-81732) of Interactive Data Corporation of our report dated February 4, 2002 relating to the financial statements and financial statement schedule, which appears in this form 10K.

PricewaterhouseCoopers LLP

Boston, MA
March 22, 2002